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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 8, 1997
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                             ONGARD SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)

              DELAWARE                    --                84-1149380
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   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)           File Number)       Identification No.)

                    40 COMMERCE DRIVE, HAUPPAUGE, NY 11788
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                  (Address of principal executive offices)

Registrant's telephone number including area code         (516) 231-8989
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        (Former name or former address, if changed since last report).


ITEM 5.

The registrant announced that it had taken remedial actions related to safety concerns, which had previously resulted in a voluntary suspension of its production operation at its Long Island facility, and had reopened most production departments during October, 1997. The registrant also has commenced discussions with two companies to divest selected assets of its equipment business; such action is necessary to support its working capital demands and current trade obligations of this business.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ONGARD SYSTEMS, INC.
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                                                      (Registrant)


Date   November 5, 1997                                Phil Kart
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                                                      (Signature)

                                          Phil B. Kart, Chief Financial Officer
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                                                      (Name/Title)